AMENDMENT NO. 1

                                     DOCUMENT:                [TPW] 3116380
                                     DRAFT DATE:              8/8/2000

                                     COMMITTEE APPROVAL DATE: 8/15/2000

                                     BOARD APPROVAL DATE:     8/15/2000


                      EMPLOYEE STOCK OWNERSHIP PLAN OF
                            PORT FINANCIAL CORP.

                         Adopted on August 15, 2000
                          Effective January 1, 2000

                                  AMENDMENT

1. Article I - Section 1.3 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 1.3 Allocation Compensation during any period means the compensation taken into account in determining the allocation of benefits and contributions among Participants and consists of the aggregate compensation received by an Employee from the Employer or any Affiliated Employer with respect to such period that constitute wages within the meaning of section 3401 of the Code plus the amount by which such Employee's compensation with respect to such period has been reduced pursuant to a compensation reduction agreement under the terms of any of the following plans which may be maintained by the
      Employer:

                  (a) a qualified cash or deferred arrangement described in section 401(k) of the Code;

                  (b) a salary reduction simplified employee pension plan described in section 408(k) of the Code;

                  (c) a tax deferred annuity plan described in section 403(b) of the Code; or

                  (d) a cafeteria plan described in section 125 of the Code.

      In no event, however, shall an Employee's Allocation Compensation for any calendar year include any compensation in excess of $170,000, or any such other amount as may be prescribed in accordance with regulations prescribed under section 401(a)(17) of the Code. If there are less than twelve (12) months in the Plan Year, the $170,000 limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12).

2. Article I - Article I of the Plan shall be amended, effective as of January 1, 2000, by redesignating current section 1.11 as section 1.12, by redesignating section 1.12 as 1.11, by switching their positions accordingly, and by modifying all cross-references to such sections accordingly.

3. Article I - Section 1.16 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 1.16 Eligibility Computation Period means, with respect to any person, (a) the 12-consecutive month period beginning on such person's Employment Commencement Date and (b) each 12-consecutive month period that begins on an anniversary of such person's Employment Commencement Date.

4. Article I - Section 1.17 of the Plan shall be amended, effective as of January 1, 2000, by substituting "January 1, 2000" for "November 1, 1999" therein.

5. Article I - Section 1.21 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 1.21 Employment Commencement Date means the date on which a person first performs an Hour of Service, except that if an Employee separates from service with the Employer, incurs a One-Year Break in Service and subsequently returns to service with the Employer, his Employment Commencement Date shall be the date on which he first performs an Hour of Service following the One-Year Break in Service.

6. Article I - Article I of the Plan shall be amended, effective as of January 1, 2000, by deleting section 1.7, by redesignating sections
      1.8 through 1.21 as sections 1.7 through 1.20, respectively, including the redesignation of sections 1.11, 1.12, 1.16, 1.17 and
      1.21 addressed above, and by modifying all cross-references to such sections accordingly.

7. Article I - Section 1.32 of the Plan shall be amended, effective as of January 1, 2000, by substituting "plus" for "plus, solely for the purpose of computing the Years of Eligibility Service" therein.

8. Article I - Section 1.32(b) of the Plan shall be amended, effective as of January 1, 2000, by substituting "Eligibility or Vesting Computation" for "Eligibility Computation" for each of the three occurrences therein.

9. Article I - Section 1.41 of the Plan shall be amended, effective as of January 1, 2000, by substituting "Eligibility or Vesting
      Computation" for "Eligibility Computation" therein.

10. Article I - Article I of the Plan shall be amended, effective as of January 1, 2000, by deleting section 1.22, by redesignating sections
      1.23 through 1.43 as sections 1.21 through 1.41, respectively, including the redesignation of sections 1.32 and 1.41 addressed above, and by modifying all cross-references to such sections accordingly.

11. Article I - Section 1.58 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 1.58 Total Compensation during any period means an Employee's aggregate total compensation paid by the Employer and any Affiliated Employer with respect to such period that constitutes wages within the meaning of section 3401 of the Code, plus any amounts by which the Employee's compensation paid by the Employer or any Affiliated Employer has been reduced pursuant to a compensation reduction agreement under the terms of any qualified cash or deferred arrangement described in section 401(k) of the Code, any salary reduction simplified employee pension plan described in section 408(k) of the Code, any tax deferred annuity plan described in section 403(b) of the Code, or any cafeteria plan described in section 125 of the Code. In no event, however, shall an Employee's Total Compensation for any calendar year include any compensation in excess of $170,000 (or such other amount as may be permitted under section 401(a)(17) of the Code).

12. Article I - Section 1.65 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 1.65  Year of Vesting Service means a Vesting
      Computation Period during which the Employee completed at least 1,000 Hours of Service.

13. Article I - Article I of the Plan shall be amended, effective as of January 1, 2000, by deleting sections 1.44 and 1.45, by redesignating sections 1.46 through 1.65 as sections 1.42 through 1.61, respectively, including the redesignation of sections 1.58 and 1.65 addressed above, and by modifying all cross-references to such sections accordingly.

14. Article II - Section 2.2 of the Plan shall be amended, effective as of January 1, 2000, by substituting "Eligibility Computation Period in which he becomes an Eligible Employee" for "date on which he becomes an Eligible Employee" therein.

15. Article II - Article II of the Plan shall be amended, effective as of January 1, 2000, by removing section 2.4 therein.

16. Article III - Section 3.1 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 3.1  Military Service.

            In the case of a termination of employment of any Employee to enter directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for participation (but not, except as required by law, for purposes of eligibility to share in allocations of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. In the event of the re-employment of such person by the Employer within a period of not more than six months:

                  (a) after he becomes entitled to release or discharge, if he has entered into the armed forces; or

                  (b) after such service terminates, if he has entered into other service defined as Military Service;

      such period, also, shall be deemed to be Military Service.

17. Article III - Section 3.2 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 3.2  Maternity or Paternity Leave.

                  (a) Subject to section 3.2(c), in the event of an Employee's absence from work in the service of the Employer and all Affiliated Employers for a period:

                        (i)   that commences on or after October 1, 1985;

                        (ii) for which the person is not paid or entitled to payment by the Employer or any Affiliated Employer; and

                        (iii) that constitutes Maternity or Paternity
                  Leave;

            then the rules of section 3.2(b) shall apply.

            (b) In cases of absence described in section 3.2(a), solely for purposes of determining whether a One-Year Break in Service has occurred, the person shall be credited for the period of an absence described in section 3.2(a) with the number of Hours of Service equal to the lesser of:

                  (i) (A) the number of Hours of Service that would have been credited to the person if he had continued working for the Bank or an Affiliated Employer during the period of such absence, or (B) if the number of Hours of Service prescribed under section 3.2(b)(i)(A) cannot be determined, 8 Hours of Service for each working day during the period of absence; or

                  (ii)  501 Hours of Service.

      Such credit shall be given during the Computation Period during which such absence began, if necessary to prevent a One-Year Break in Service from occurring during such Computation Period, and in all other cases, such credit shall be given during the immediately following Computation Period.

            (c) Notwithstanding anything in the Plan to the contrary, this section 3.2 shall not apply unless the person furnishes to the Plan Administrator such information as the Plan Administrator may reasonably require in order to establish (i) that the person's absence is one described in section 3.2(a), and (ii) the number of working days during such absence.

18. Article III - Article III of the Plan shall be amended, effective as of January 1, 2000, by adding new section 3.3 to read in its entirety as follows, by redesignating current section 3.3 as section 3.4, and by modifying all cross-references to such sections accordingly:

            Section 3.3  Adjustments to Years of Eligibility Service.

            The Years of Eligibility Service of an Employee who returns to the employment of the Employer or any Affiliated Employer following a separation from service shall include his Years of Eligibility Service prior to such separation from service, and such an Employee shall be readmitted to participation immediately upon his return to service if he is then an Eligible Employee.

19. Article III - Section 3.4 of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            Section 3.4  Leave of Absence.

            In the event of temporary absence from work in the service of the Employer and all Affiliated Employers for any period for which a Participant shall have been granted a leave of absence by the Employer, the entire period of his absence shall be treated for purposes of vesting and eligibility for participation (but not for purposes of eligibility to share in the allocation of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Employer shall terminate participation in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of the Plan, all Employees in like circumstances shall be similarly treated.

20. Article III - Article III of the Plan shall be amended, effective as of January 1, 2000, by adding new sections 3.5 and 3.6 to read in their entirety as follows:

            Section 3.5  Family and Medical Leave.

            In the event of absence for a period recognized a family and medical leave under the federal Family and Medical Leave Act of 1992, the period of such absence shall be recognized for purposes of vesting and eligibility to participate to the full extent required by law.

            Section 3.6  Service with Uniformed Forces.

            Periods of service with the uniformed forces of the United States shall be treated in the manner required pursuant to section 414(u) of the Code.

21. Article IX - Section 9.4 of the Plan shall be amended, effective as of January 1, 2000, by substituting "five consecutive One-Year Breaks in Service" for "a Period of Severance of five years" therein.

22. Article IX - Section 9.5 of the Plan shall be amended, effective as of January 1, 2000, by adding the words "in the next Plan Year" after the words "under the Plan" therein.

23. Article XII - Section 12.3 of the Plan shall be amended, effective as of January 1, 2000, by adding a new section 12.3(c)(ii) which shall read in its entirety as follows:

            (ii) If voting rights are to be exercised with respect to Financed

      Shares as provided in section 12.3(c)(i)(A) and (B) at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants, then the voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

                  (A) Each person who is a Participant on the applicable record date will be granted a number of votes equal to the quotient, rounded to the nearest integral number, of (I) such Participant's Allocation Compensation for the Plan Year ending on or immediately prior to such record date (or for the portion of such Plan Year during which he was a Participant); divided by (II) $1,000.00; and

                  (B) a number of votes equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by (II) a fraction, the numerator of which is the total number of votes that are cast in the affirmative with respect to such matter pursuant to section 12.3(c)(ii)(A) and the denominator of which is the total number of votes that are cast either in the affirmative or in the negative with respect to such matter pursuant to section 12.3(c)(ii)(A), shall be cast in the affirmative; and

                  (C) a number of votes equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast with respect to such matter pursuant to section 12.3(c)(ii)(B), shall be cast in the negative.

      To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(ii) shall be applied separately with respect to each class of Shares.

24. Article XII - Section 12.4(c) of the Plan shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            (a) In the case of any Tender Offer, any Financed Shares held in the Loan Repayment Account shall be dealt with as follows:

                  (i) If such Tender Offer occurs at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants, then the disposition of the Financed Shares shall be determined as follows:

                        (A) each person who is a Participant on the applicable record date will be granted a number of tender rights equal to the quotient, rounded to the nearest integral number, of (I) such Participant's Allocation Compensation for the Plan Year ending on or immediately prior to such record date (or for the portion of such Plan Year during which he was a Participant), divided by
                  (II) $1,000.00; and

                        (B) on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (II) a fraction, the numerator of which is the total number of tender rights exercised in favor of the delivery of Shares in response to the Tender Offer pursuant to section 12.4(c)(i)(A) and the denominator of which is the total number of tender rights that are exercisable in response to the Tender Offer pursuant to section 12.4(c)(i)(A), shall be delivered in response to the Tender Offer; and

                        (C) a number of Shares equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; over (II) the number of Shares to be delivered in response to the Tender Offer pursuant to section 12.4(c)(i)(B), shall be withheld from delivery.

                  (ii) If such Tender Offer occurs at a time when the voting rights appurtenant to such Financed Shares are to be exercised in accordance with section 12.3(c)(i), then:

                        (A) on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Financed Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (II) a fraction, the numerator of which is the total number of Shares delivered from the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants in response to such Tender Offer pursuant to section 12.4(a), and the denominator of which is the total number of Shares allocated to the Share Investment Accounts of Participants, Former Participants and Beneficiaries of deceased Former Participants immediately prior to the last day for delivering Shares or otherwise responding to such Tender Offer, shall be delivered; and

                        (B) a number of Financed Shares equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day for delivering Shares or otherwise responding to such Tender Offer; over (II) the number of Financed Shares to be delivered pursuant to section 12.4(c)(ii)(A), shall be withheld from delivery.

            To the extent that the Financed Shares consist of more than one class of Shares, this section 12.4(c) shall be applied separately with respect to each class of Shares.

                           SECOND AMENDMENT TO THE
                        EMPLOYEE STOCK OWNERSHIP PLAN
                           OF PORT FINANCIAL CORP.

      Pursuant to the powers reserved under Section 16.1 of the Employee Stock Ownership Plan of Port Financial Corp. (the "Plan"), the Board of Directors of Port Financial Corp. Inc. hereby amends the Plan as follows, effective as of January 1, 2001.

                            FIRST AND ONLY CHANGE
                            ---------------------

      The definition of "Allocation Compensation" provided in Section 1.3 of the Plan is amended by adding the following clause to the end of the first paragraph of such Section 1.3:

      ";but excluding any income related to any award or exercise of a stock option or the award, vesting or payment of dividends with respect to restricted stock."

      The Plan as previously adopted is hereby ratified and affirmed in all other respects.

                                  Exhibit A

                        EMPLOYEE STOCK OWNERSHIP PLAN
                                     OF
                            PORT FINANCIAL CORP.

                                                    AMENDMENT NO. 3

                                           DOCUMENT:      TPW/WA01/3125756
                                           DRAFT DATE:    02/07/02

                                           BOARD OF DIRECTORS
                                           APPROVAL DATE: ________________

                                  AMENDMENT

1. Section 1.3 - Section 1.3 shall be amended, effective as of January 1, 2002, to replace subsection 1.3(d) and add a subsection 1.3(e) as follows:

            (d)   a cafeteria plan described in section 125 of the Code; or

            (e) a qualified transportation fringe benefits plan described in section 132(f) of the Code.

2. Section 1.29 - Section 1.29 shall be amended, effective as of January 1, 2000, to add the following sentence to the end thereof:

      The Company has not elected to use the top 20% election mentioned in subparagraph (ii)(B) of this section.

3. Section 1.54 - Section 1.54 shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

            Section 1.54 Total Compensation during any period means an Employee's aggregate total compensation paid by the Employer and any Affiliated Employer with respect to such period that constitutes wages within the meaning of section 3401 of the Code, plus any amounts by which the Employee's compensation paid by the Employer or any Affiliated Employer has been reduced pursuant to a compensation reduction agreement under the terms of any qualified cash or deferred arrangement described in section 401(k) of the Code, any salary reduction simplified employee pension plan described in section 408(k) of the Code, any tax deferred annuity plan described in section 403(b) of the Code, any cafeteria plan described in section 125 of the Code and any salary reduction contributions under any qualified transportation fringe benefit plan described in section 132(f) of the Code. In no event, however, shall an Employee's Total Compensation for any calendar year include any compensation in excess of the amount permitted under section 401(a)(17) of the Code.

4. Section 2.1 - Subparagraph 2.1(b) shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            (b)   An Employee is not an Eligible Employee if he:

                  (i) does not receive Allocation Compensation from at least one Participating Employer;

                  (ii) is an Employee who has waived any claim to participation in the Plan;

                  (iii) is an Employee or in a unit of Employees covered by
            a collective bargaining agreement with the Employer where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan;

                  (iv)  is a "leased employee" as defined in section
            18.8(a);

                  (v) is classified as an "independent contractor" by the Employer, even if considered a common-law employee under applicable law;

                  (vi) is classified as a "temporary employee" by the Employer; or

                  (vii) is a nonresident alien who received no earned
            income from the Employer which constitutes income from sources within the United States.

5. Section 8.2 - Subparagraph 8.2(a) shall be amended, effective January 1, 2002, to read in its entirety as follows:

            (a) Notwithstanding any other provisions of the Plan, no amount shall be allocated to a Participant's Account for any Limitation Year to the extent that such allocation would result in an Annual Addition of an amount exceeding:

                  (i) for Limitation Years beginning before January 1, 2002, the lesser of (A) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or (ii)(B) twenty-five percent (25%) of the Participant's Total
            Compensation paid during such Limitation Year; and

                  (ii) for Limitation Years beginning after December 31, 2001, the lesser of (A) $40,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or (B) one hundred percent (100%) of the Participant's Total Compensation paid during such Limitation Year.

6. Section 8.2 - Subparagraph 8.2(c)(i)(A) shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            (A) all contributions by the Employer (including contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code) under any qualified defined contribution plan or simplified employee pension (other than this Plan) maintained by the Employer, as well as the Participant's allocable share, if any, of any forfeitures under such plans as well as all amounts allocated to an individual medical benefit account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; plus

7. Section 8.2 - Subparagraph 8.2(c)(i) of the Plan shall be amended, effective as of January 1, 2002, to include a new sentence at the end thereof which shall read in its entirety as follows:

      In Limitation Years beginning after December 31, 2001, catch-up elective deferrals under section 414(v) of the Code shall not be included as Annual Additions.

8. Section 8.2 - Subparagraph 8.2(c)(vi) shall be amended, effective as of January 1, 2000, to read in its entirety as follows:

            (vi) Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of: (a) $30,000, as adjusted under Section 415(d) of the Code or (b) 25% of the Participant's Total Compensation for the Limitation Year. The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) of the Code) which is otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

9. Section 12.2 - Subsection 12.2(b) of the Plan shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

            (b) Dividends paid with respect to Shares allocated to a person's Share Investment Account shall be credited to such person's Share Investment Account. Cash dividends credited to a person's General Investment Account shall be, at the direction of the Committee, either: (i) held in such General Investment Account and invested in accordance with sections 10.2 and 11.3; (ii) distributed immediately to such person; (iii) distributed to such person within 90 days of the close of the Plan Year in which such dividends were paid; (iv) used to make payments of principal or interest on a Share Acquisition Loan; provided, however, that the Fair Market Value of Financed Shares released from the Loan Repayment Account as a result of such payment equals or exceeds the amount of the dividend; or (v) in calendar years beginning after December 31, 2001 either held as provided in section 12.2(b)(i) or distributed as provided in section 12.2(b)(ii), as each person shall elect for his own Account.

10. Section 13.4 - Effective as of January 1, 2000, the Plan shall be amended by adding the following to the end of Section 13.4:

      If an Employee terminates service, and the value of the Employee's vested Account balance is not greater than $5,000, the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a Forfeiture. If an Employee would have received a distribution under the preceding sentence but for the fact that the Employee's vested Account balance exceeded $5,000 when the Employee terminated Service and if at a later time such Account balance is reduced such that it is not greater than $5,000, the Employee will receive a distribution of such Account balance and the nonvested portion will be treated as a Forfeiture. For purposes, of this section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance.

11. Section 13.6 - Subsections 13.6(c)(iii) and (iv) of the Plan shall be amended, effective as of January 1, 2002, to read in their entirety as follows:

            (iii) "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, and (for distributions after December 31, 2001 only) an annuity contract described in section 403(b) of the Code or an eligible deferred compensation plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision thereof and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution made before January 1, 2002 to a current or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code section 414(p) or to a surviving spouse, an eligible retirement plan is only an individual retirement account or individual retirement annuity.

            (iv) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any distribution made after December 31, 1999 on account of hardship; and in the case of a distribution made before January 1, 2002, the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A portion of a distribution that is includible in the gross income of the distributee that is treated as an eligible rollover distribution may only be transferred in a direct rollover to an eligible retirement plan that agrees to separately account for such portion of the distribution. This section 13.6 shall not apply to any eligible rollover distributions during a year that are reasonably expected (as determined by the Committee) to total less than $200. In no event shall any withdrawal during service that is made on account of hardship be considered an "eligible rollover distribution". This section 13.6 shall be interpreted to comply with the provisions of section 401(a)(31) of the Code.

12. Section 17.2 - Section 17.2 of the Plan shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

                  Section 17.2  Definition of Top Heavy Plan.

            (a) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination Date is before January 1, 2002 and one Plan Year if the Determination Date is after December 31, 2001) and their Beneficiaries.

            (b) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination is before January 1, 2002 and one Plan Year if the Determination Date is after December 31, 2001), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

            (c) Notwithstanding sections 17.2(a) and 17.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued

      Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination Date is before January 1, 2002 and one Plan Year if the Determination Date is after December 31, 2001), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

13. Section 17.4 - Subsection 17.4(a)(iii) of the Plan shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

            (iii) the amount of any distributions of such person's Cumulative Accrued Benefits under the Plan (including, for Plan Years beginning after December 31, 2001, distributions under terminated plans that would have been included in the Required Aggregation Group if not terminated) during the 5-year period (for all distributions for Plan Years beginning before January 1, 2002 and for in-service distributions for Plan Years beginning after December 31, 2001) or 1-year period (for all distributions other than in-service distributions for Plan Years beginning after December 31, 2001) ending on the Determination Date.

14. Section 17.5 - Subsection 17.5(a)(iv) shall be amended, effective as of January 1, 2002, by adding the words "in plan years beginning before January 1, 2002" at the beginning thereof.

15. Section 17.6 - Section 17.6 shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

                  Section 17.6  Required Aggregation Group.

            For purposes of this Article XVII, a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees; and
      (c) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.

16. Section 18.8 - Subsection 18.8(a) of the Plan shall be amended, effective as of January 1, 2000, by replacing the phrase "of a type historically performed by employees in the business field of the Employer" with the phrase "performed under the primary direction or control of the Employer or."

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned duly authorized officer of Port Financial Corp.


                                       PORT FINANCIAL CORP.


                                       By _________________________________
                                          Name:
                                          Title:

                                                                  Exhibit A

                        EMPLOYEE STOCK OWNERSHIP PLAN
                                     OF
                            PORT FINANCIAL CORP.

                         Adopted on October 19, 1999
                       Effective as of January 1, 2000

                                                       AMENDMENT NO. 4

                                                DOCUMENT:      WA01/3131244
                                                DRAFT DATE:    12/04/02

                                                BOARD OF DIRECTORS
                                                APPROVAL DATE: ____________

                                  AMENDMENT

1. Article I - Section 1.11 of the Plan shall be amended, effective as of January 1, 2003, to read in its entirety as follows:

            Section 1.11 Designated Beneficiary means a natural person designated by a Participant or Former Participant as a Beneficiary under section 13.2 and shall not include any Beneficiary designated by a person other than a Participant or Former Participant or any Beneficiary other than a natural person. If a natural person is the beneficiary of a trust which a Participant or Former Participant has named as his Beneficiary, such natural person shall be treated as a Designated Beneficiary if: (a) the trust is a valid trust under applicable state law (or would be a valid trust except for the fact that it does not have a corpus); (b) the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Participant or Former Participant; (c) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest as a Beneficiary are identifiable from the terms of the trust instrument; and (d) the following information is furnished to the Committee:

                  (i) by the Participant or Former Participant, if any distributions are required to be made pursuant to section 13.5 prior to the death of the Participant or Former Participant and (in the case of distributions after December 31, 2002 only) the Participant's or Former Participant's spouse is his sole primary Beneficiary, either: (A) a copy of the trust instrument, together with a written undertaking by the Participant or Former Participant to furnish a copy of any subsequent amendment to the Committee within a reasonable time after such amendment is made; or (B)(I) a list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement); (II) a certification of the Participant or Former Participant to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.11(a), (b) and (c) are satisfied; (III) a written undertaking to provide a new certification to the extent that an amendment changes any information previously certified; and (IV) a written undertaking to furnish a copy of the trust instrument to the Committee on demand; and

                  (ii) by the trustee of the trust within nine months after the death of the Participant or Former Participant (prior to January 1, 2003) or by October 31st of the first calendar year that begins after the death of the Participant or Former Participant (subsequent to December 31, 2002), if any distributions are required to be made pursuant to section 13.5 after the death of the Participant or Former Participant, either: (A) a copy of the actual trust instrument for the trust; or (B)(I) a final list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement) as of the date of death (prior to January 1, 2003) or as of September 30th of the first calendar year that begins after the date of death (subsequent to December 31, 2002); (II) a certification of the trustee to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.11(a), (b) and (c) are satisfied; and
            (III) a written undertaking to furnish a copy of the trust instrument to the Committee on demand.

2. Article XIII - Section 13.5(b) of the Plan shall be amended, effective as of January 1, 2003, by replacing the last two sentences thereof with a new subsection 13.5(c) and renumbering the following sections accordingly. The new subsection 13.5(c) shall read in its entirety as follows:

            (c)   For purposes of section 13.5(b):

                  (i) for taxable years beginning before January 1, 2003, the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his Designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 701/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant's or Former Participant's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Participant or Former Participant attains age 701/2, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 701/2; and

                  (ii) for taxable years beginning after December 31, 2002, during the Participant's or Former Participant's lifetime, life expectancy shall be equal to:

                        (1)   the distribution period in the Uniform
                  Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in such calendar year; or

                        (2) if the Participant's spouse is the sole Designated Beneficiary and the spouse is more than ten years younger than the Participant, the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in such calendar year.

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Port Financial Corp. pursuant to authority given by resolution of the Board of Directors.

                                       PORT FINANCIAL CORP.


                                       By _________________________________
                                          Name:
                                          Title: